UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 ______________________

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event Reported): May 23, 2018 (May 23, 2018)

Emclaire Financial Corp

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-34527	25-1606091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

612 Main Street, Emlenton, Pennsylvania 16373
(Address of Principal Executive Offices) (Zip Code)

(724) 867-2311

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EMCLAIRE FINANCIAL CORP

CURRENT REPORT ON FORM 8-K/A

ITEM 5.07.	Submission of Matters to a Vote of Security Holders

(a)	On May 23, 2018, Emclaire Financial Corp (the "Corporation") reconvened its Annual Meeting of Shareholders (the "Annual Meeting"), which was adjourned on April 25, 2018 with respect to the proposal to amend the Corporation's Articles of Incorporation to eliminate the current supermajority voting provision for a merger or similar transaction in certain circumstances.

At the Annual Meeting, there were 2,143,540 shares of common stock present, in person or by proxy, and 2,271,139 shares of common stock were outstanding on March 1, 2018, the voting record date for the Annual Meeting.

(b)	Set forth below are the results of the matter which was acted upon by the Corporation’s shareholders at the reconvened Annual Meeting:

1.	Proposal to amend the Corporation's Articles of Incorporation to eliminate the current supermajority voting provision for a merger or similar transaction in certain circumstances:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,895,199	134,145	15,658	98,537

The proposal to amend the Corporation's Articles of Incorporation was adopted by the requisite vote of more than 80% of the outstanding shares of common stock at the Annual Meeting.

(c)	Not applicable.

(d)	Not applicable.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 23, 2018, the Corporation filed Articles of Amendment with the Secretary of State of the Commonwealth of Pennsylvania to amend Article 8 of its Articles of Incorporation. The amendment was approved by the Board of Directors of the Corporation on January 17, 2018 and approved by the shareholders of the Corporation on May 23, 2018.

The amended Article 8 of the Corporation’s Articles of Incorporation reduced the previous 80% vote requirement for approval of mergers and similar transactions by shareholders to two-thirds of the outstanding shares of common stock and eliminated the supermajority vote requirement if the transaction is first approved by a majority of the Board of Directors. In the event a merger or similar transaction is first approved by the Board of Directors, then a vote of a majority of the votes cast by shareholders will be sufficient shareholder approval unless a higher vote is required by Pennsylvania law. The amended Article 8 provides for a two-thirds supermajority vote of shareholders for a merger or similar transaction if the transaction is not first approved by the Board of Directors. The amended Article 8 also makes clear that no approval of the Corporation’s shareholders is be required for a merger or similar transaction when the Corporation is the surviving entity, unless otherwise required by law.

The Amended and Restated Articles of Incorporation, which are attached to this Current Report as Exhibit 3.1, are incorporated herein by reference. The description of the amendment is qualified in its entirety by reference to Exhibit 3.1.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	The following exhibits are included with this Report:

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Emclaire Financial Corp

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCLAIRE FINANCIAL CORP

Date: May 23, 2018	/s/ William C. Marsh
	Name:	William C. Marsh
	Title:	Chairman of the Board,
President and Chief Executive Officer